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                                                                   Exhibit 23.2




                              ARTHUR ANDERSEN LLP
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 24, 1999 included in ShopNow.com's Form S-1 [File No. 333-80981] and to all references to our Firm included in this registration statement.


                                       /s/ Arthur Andersen LLP


Seattle, Washington
October 29, 1999